EXHIBIT 10.26
AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT No. 1, dated as of December 4, 2024 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 24, 2024 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among The Baldwin Insurance Group Holdings, LLC (f/k/a Baldwin Risk Partners, LLC), a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, the several Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”).
WHEREAS, the Borrower desires to make certain amendments to the Credit Agreement, subject to the terms and conditions set forth below; and
WHEREAS the Administrative Agent, each Revolving Credit Lender and each Issuing Lender have agreed, on the terms and conditions set forth herein, to amend the Credit Agreement pursuant to Section 14.1 thereof.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Sections 1.2, 1.3, 1.5, 1.6, 1.7 and 1.12 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
Section 2.    Amendments.
(a)    Each of the parties hereto agrees that, effective as of the Amendment No. 1 Effective Date (as defined below),
(i) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Amendment No. 1” shall mean that certain Amendment No. 1, dated as of December 4, 2024, by and among the Borrower, the Guarantors, the Administrative Agent and the Revolving Credit Lenders and Issuing Banks party thereto.
“Amendment No. 1 Effective Date” shall have the meaning provided in Amendment No. 1.
(ii) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:
“Issuing Lender” shall mean (i) JPMorgan Chase Bank, N.A. or any of its affiliates, in its capacity as issuer of any Letter of Credit and (ii) such other Revolving Credit Lenders or Affiliates of Revolving Credit Lenders that are reasonably acceptable to the Administrative Agent and the Borrower that agrees, pursuant to an agreement with and in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, to be bound by the terms hereof applicable to such Issuing Lender. Any Issuing Lender may cause Letters of Credit to be issued by designated Affiliates or financial institutions and such Letters of Credit shall be treated as issued by such Issuing Lender for all purposes under the Loan Documents.
“Letter of Credit Sub-Commitment” shall mean $75,000,000 as the same may be reduced from time to time pursuant to Section 4.2(b).
“Letter of Credit Sub-Commitment Obligation” shall mean, in the case of each Issuing Lender as of the Amendment No. 1 Effective Date, the amount set forth opposite such Issuing Lender’s name on Schedule 1 to Amendment No. 1 as such Issuing Lender’s “Letter of Credit Sub-Commitment Obligation” (as such amount may be amended from time to time with the consent of the Borrower and the applicable Lender).
Section 2.    Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect; provided that, notwithstanding the foregoing, any action taken by any Loan Party, or any failure by any Loan Party to take any action, in either case prohibited by, or required by, any Loan Document as in effect prior to the Amendment No. 1 Effective Date, during any period prior to the Amendment No. 1 Effective Date, shall not be deemed to be in contravention of the Credit Agreement or any other Loan Document and shall not constitute a Default or Event of Default under the Credit Agreement after giving effect to the Amendment No. 1 Effective Date. Without limiting the foregoing, after giving effect to the Amendment, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended or amended and restated hereby) and (B) the Security Documents to which it is a party do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Obligations on the terms and conditions set forth in the Security Documents, and hereby confirms and ratifies the security interests granted by it pursuant to such Security Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Credit Agreement. This Amendment and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.
Section 3.    Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants that to the Administrative Agent and to the Lenders as of the Amendment No. 1 Effective Date that:
(a)    such Loan Party is duly organized (or where applicable in the relevant jurisdiction, registered or incorporated), validly existing and (where applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization, registration or incorporation, as the case may be, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is in compliance with all Applicable Laws, except in the case of clauses (a) (except as it relates to the due organization and valid existence of the Borrower), (b) and (c) above, to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect;
(b)    such Loan Party has the power and authority, and the legal right, to enter into, make, deliver and perform this Amendment and the other Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Amendment;
(c)    such Loan Party has duly executed and delivered this Amendment and upon such execution, this Amendment will constitute, a legal, valid and binding obligation of each applicable Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by Applicable Laws;
(d)    neither the execution, delivery or performance by such Loan Party of this Amendment nor compliance with the terms and provisions hereof nor the other transactions contemplated hereby will (a) violate any Contractual Obligation of the Borrower or any Loan Party (except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect), or violate any material Applicable Law or the Organizational Documents of such Loan Party nor (ii)  result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Applicable Law, any such Organizational Documents or any such Contractual Obligation (other than the Liens created by the Security Documents and other than any other Liens permitted under the Credit Agreement) except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect;
(e)    before and after giving effect to this Amendment, each of the representations and warranties made by such Loan Party herein or pursuant to the Loan Documents are true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representations and warranties are accurate in all respects) on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representations and warranties are accurate in all respects) as of such earlier date; and
(f)    at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 4.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 5.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 6.    Miscellaneous. Sections 14.5, 14.13 and 14.15 of the Credit Agreement are incorporated herein by reference and apply mutatis mutandis. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.
Section 7.    No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall discharge or release the Lien or priority of any Security Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby and except to the extent repaid as provided herein.
Section 8.    Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received from the Borrower, each other Loan Party, Revolving Credit Lenders constituting the Required Revolving Credit Lenders and each Issuing Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment or Consent;
(b)    the Administrative Agent, the Revolving Credit Lenders and the Issuing Lenders shall have received payment for all reasonable and documented and invoiced out-of-pocket costs and expenses required to be paid or reimbursed under Section 14.5 of the Credit Agreement on the Amendment No. 1 Effective Date, for which invoices have been presented at least three Business Days prior to the Amendment No. 1 Effective Date;
(c)    the representations and warranties set forth in Section 3 hereof shall be true and correct in all material respects (provided that any such representations and warranties which are qualified by materiality, Material Adverse Effect or similar language are true and correct in all respects);

(d)    the Administrative Agent shall have received, at least three Business Days prior to the Amendment No. 1 Effective Date, all documentation and other information about the Borrower and the other Guarantors that shall have been reasonably requested by the Administrative Agent or any Revolving Credit Lender in writing at least 5 Business Days prior to the Amendment No. 1 Effective Date and that the Administrative Agent or such Revolving Credit Lender reasonably determines is required by all applicable regulatory authorities under applicable “know your customer,” anti-money laundering rules and regulations, including without limitation the PATRIOT Act, including, if the Borrower qualifies as a “legal entity customer” under the requirements of the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower;
(e)    at the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and
(f)    the Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower to the effect that the conditions set forth in clauses (c) and (e) of this Section 8 shall have been satisfied.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE BALDWIN INSURANCE GROUP     HOLDINGS, LLC
as Borrower
By:    /s/ Bradford L. Hale
    Name: Bradford L. Hale
    Title: Authorized Signatory
Each of other the Loan Parties listed on Appendix A hereto:
By:    /s/ Bradford L. Hale
    Name: Bradford L. Hale
    Title: Authorized Signatory

[Signature Page to Amendment No. 1]

Appendix A

1. 360 RX Solutions, LLC
2.AHT GovConRisk, LLC
3.The Baldwin Group Mid-Atlantic, LLC
4.The Baldwin Group Southeast, LLC
5.Baldwin Risk Partners (Engaging), LLC
6.Baldwin Risk Partners (Genuine), LLC
7.Baldwin Risk Partners Insurance Brokers, LLC
8.The Baldwin Group Venture Investments, LLC
9.BRP Colleague II Inc.
10.The Baldwin Group Colleague, Inc.
11.BRP Effective Coverage, LLC
12.The Baldwin Group Financial Services Holdings, LLC
13.BRP Insurance I, LLC
14.BRP Insurance II, LLC
15.BRP Insurance III, LLC
16.BRP Insurance Intermediary Holdings, LLC
17.BRP Main Street Insurance Holdings, LLC
18.BRP Medicare Insurance Holdings, LLC
19.BRP Middle Market Insurance Holdings, LLC
20.The Baldwin Group Securities, LLC
21.Burnham Benefits Insurance Services, LLC
22.The Baldwin Group Wealth Advisors, LLC
23.Burnham Risk and Insurance Solutions, LLC
24.Connected Captive Solutions, LLC
25.The Baldwin Group Specialty Industry, LLC
26.Guided Insurance Solutions, LLC
27.Insgroup Dallas, LLC
28.The Baldwin Group Southwest, LLC
29.Juniper Re, LLC
30.Millennial Specialty Insurance, LLC
31.MSI of New York, LLC
32.Preferred Property Program, LLC
33.Preferred Property Risk Purchasing Group, LLC
34.The Baldwin Group Specialty Solutions, LLC
35.Westwood Insurance Agency, LLC
36.The Baldwin Insurance Group Holdings Finance, Inc.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Revolving Credit Lender and Issuing Lender
By:    /s/ Edyn Hengst
    Name: Edyn Hengst
    Title: Authorized Officer

[Signature Page to Amendment No. 1]

Schedule 1

Letter of Credit Sub-Commitment Obligations